                                                                   EXHIBIT 10.80



                           ACCUMED INTERNATIONAL, INC.

               SUBSCRIPTION AGREEMENT AND REGISTRATION RIGHTS AGREEMENT made as of this ____ day of ________, 1998 between ACCUMED INTERNATIONAL, INC., a Delaware corporation with its principal offices at 900 N. Franklin, Suite 401, Chicago, Illinois 60610 (the "Company") and the undersigned (the "Subscriber").

               WHEREAS, the Company desires to issue a minimum of forty-five
(45) and a maximum of sixty (60) units ("Units") in a private placement (the "Private Placement"), each Unit consisting of shares of the Company's Common Stock, $.01 par value per share (the "Shares") and Common Stock purchase warrants (the "Warrants") in the form included in the warrant agreement (the "Warrant Agreement") attached hereto as Exhibit A on the terms and conditions hereinafter set forth and the Subscriber desires to acquire the number of Units set forth on the signature page hereof;

               NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:


                I. SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

                      1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price equal to $100,000 per Unit, and the Company agrees to sell such Units to the Subscriber for said purchase price subject to the Company's right to sell to the Subscriber such lesser number of Units as it may, in its sole discretion, deem necessary or desirable. The purchase price is payable by certified or bank check made payable to United States Trust Company of New York, as Escrow Agent for AccuMed International, Inc., contemporaneously with the execution and delivery of this Subscription Agreement. The Shares and Warrants will be delivered by the Company within ten (10) days following the consummation of this offering as set forth in Article III hereof. The Subscriber understands however, that this purchase of Units is contingent upon the Company making sales of a minimum of forty-five Units ($4,500,000) prior to the Termination Date as defined in Article III hereof.

                      1.2 The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (ii) he may not be able to liquidate his investment; (iii) transferability of the securities comprising the Units is extremely limited; and (iv) in the event of a disposition, an investor could sustain the loss of his entire investment, as well as other risk factors as more fully set forth herein and in the Confidential Offering

Memorandum dated March 6, 1998, as supplemented and amended (the "Memorandum"), including the exhibits thereto incorporated by reference.

                      1.3 The Subscriber represents that he is an "accredited investor" as such term in defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended (the "Act"), as indicated by his responses to the Investor Questionnaire, and that he is able to bear the economic risk of an investment in the Units.

                      1.4 The Subscriber acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment.

                      1.5 The Subscriber acknowledges receipt and careful review of the Memorandum and the attachments thereto (the "Offering Documents") and hereby represents that he has been furnished by the Company during the course of this transaction with all information regarding the Company which he had requested or desired to know; that all documents which could be reasonably provided have been made available for his inspection and review; and that such information and documents have, in his opinion, afforded the Subscriber with all of the same information that would be provided him in a registration statement filed under the Act; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the offering, and any additional information which he had requested.

                      1.6 The Subscriber acknowledges that this offering of Units may involve tax consequences, including but not limited to the possible need to recognize interest income relating to the Warrants and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.

                      1.7 The Subscriber acknowledges that this offering of Units has not been reviewed by the United States Securities and Exchange Commission ("SEC") because of the Company's representations that this is intended to be a nonpublic offering pursuant to Sections 4(2) or 3(b) of the Act. The Subscriber represents that the Shares and Warrants comprising his Units are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell or otherwise transfer such securities unless they are registered under the Act or unless an exemption from such registration is available.

                      1.8 The Subscriber understands that the Shares and Warrants comprising the Units have not been registered under Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his representation merely meant that his present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which such exemptions are not available.

                      1.9 The Subscriber understands that Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the securities comprising the Units under the Act, with the exception of certain registration rights set forth in
Article IV herein. The Subscriber consents that the Company may, if it desires, permit the transfer of the securities comprising the Units or issuable upon exercise thereof out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively "Securities Laws"). The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.

                      1.10 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares and Warrants comprising his Units and the Common Stock issuable upon exercise of such Warrants stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

                      1.11 The Subscriber understands that the Company will review this Subscription Agreement and is hereby given authority by the undersigned to call his bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

                      1.12 The Subscriber hereby represents that the address of Subscriber furnished by him at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

                      1.13 The Subscriber acknowledges that if he is a Registered Representative of an NASD member firm, he must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

                      1.14 The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

                      1.15 The Subscriber hereby represents that such Subscriber either has a preexisting personal or business relationship with the Company or any of its partners, officers, directors or controlling persons, or by reason of such Subscriber's business or financial experience or the business or financial experience of such Subscriber's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, and could be reasonably assumed to have the capacity to protect such Subscriber's own interests in connection with the transaction.

                      1.16 If the Company has insufficient shares of authorized but unissued Common Stock to fill all subscriptions, subscriptions shall be filled in the discretion of the Company and the Placement Agent until such time as no more shares are available. Funds in respect of such over subscriptions will be deposited in and remain in the Escrow Account until the earlier of (x) the date on which the Company has additional authorized shares of Common Stock to fill such subscriptions, and (y) May 21, 1998. If such additional shares are not available on or prior to May 21, 1998, the over subscribed funds, with interest at the rate of 6% per annum, will be promptly be returned to the subscriber.

           II.        REPRESENTATIONS BY THE COMPANY

                      The Company represents and warrants to the Subscriber that as of the date of the Memorandum and at the Closing Date:

                      (a) Each of the Company and its subsidiaries is a corporation duly organized, existing and in good standing under the laws of the State of its incorporation and has the corporate power to conduct the business which it conducts and proposes to conduct.

                      (b) The execution, delivery and performance of this Subscription Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Units and the securities contained therein will have been duly taken and approved.

                      (c) The Shares and Warrants comprising the Units have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be valid and binding obligations of the Company enforceable in accordance with their respective terms.

                      (d) Except as set forth in the Memorandum, the Company will at all times during the term of the Warrants have authorized and reserved a sufficient number of shares of Common Stock to provide for exercise of the Warrants.

                      (e) The Company and its subsidiaries have obtained, or are in the process of obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of their respective business; such licenses, permits and other governmental authorizations obtained are in full force and effect; and the Company and its subsidiaries are in all material respects complying therewith, except where the failure to comply will not materially adversely affect the business, property, financial condition or operations of the Company and its subsidiaries, taken as a whole.

                      (f) The Company knows of no pending or threatened legal or governmental proceedings to which the Company or its subsidiaries is a party which could materially adversely affect the business, property, financial condition or operations of the Company and its subsidiaries, taken as a whole.

                      (g) The Company is not in violation of or default under, nor will the execution and delivery of this Subscription Agreement, the issuance of the Shares or the Warrants, and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, result in a violation of, or constitute a default under, the certificate of incorporation or by-laws, in the performance or observance of any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or in violation of any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

                      (h) The selected financial information contained in the Memorandum previously furnished by the Company to the Subscriber presents fairly the financial condition of the Company as of the date and for the periods indicated.

           III.       TERMS OF SUBSCRIPTION

                      3.1 The subscription period will begin as of March 6, 1998 and will terminate at 11:59 PM Eastern time on April 15, 1998, unless extended by the Company and the Placement Agent for up to an additional sixty (60) days (the "Termination Date"). Of the Units forty-five (45) will be offered on a "best efforts-all or none" basis and the remaining fifteen (15) Units will be offered on a "best efforts" basis as more particularly set forth in the Memorandum. The minimum subscription per subscriber shall be one Unit ($100,000), provided, however, that smaller investments may be accepted at the discretion of the Placement Agent and the Company.

                      3.2 Placement of the Units will be made by Commonwealth Associates (the "Placement Agent"), which will receive, except as otherwise provided in the Memorandum, (i) a placement fee in the amount of 7% of the purchase price of the Units placed; (ii) a structuring fee in the amount of 3% of the purchase price of the Units placed; (iii) an accountable expense allowance; (iv) warrants to purchase 10% of the number of shares of Common Stock of the Company sold in the Offering, including the shares of Common Stock underlying the Warrants, for assisting the Company in the placement and (v) other compensation as summarized in the Memorandum .

                      3.3 Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in escrow with United States Trust Company of New York. If the Company shall not have obtained and accepted subscriptions (including this subscription) for purchases of forty-five (45) Units for an aggregate purchase price of $4,500,000 on or before the Termination Date, then this subscription shall be void and all funds paid hereunder by the Subscriber, without interest, shall be promptly returned to the Subscriber, subject to paragraph 3.5 hereof. If forty-five (45) Units are sold at or prior to the Termination Date, then all subscription proceeds shall be paid over to the Company within ten days thereafter. In such event, placements of additional Units may continue until the Termination Date, with subsequent releases of funds to be at the mutual consent of the Company and the Placement Agent.

                      3.4 The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the residential or business address indicated in the Confidential Investor Questionnaire included herein.

                      3.5 Except as otherwise provided in Section 1.16, The Subscriber hereby authorizes and directs the Company to return any funds, without interest, for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.

                      3.6 The Subscriber acknowledges that at such time, if ever, as any of the securities are registered, sales of such securities will be subject to state securities laws, including those of states which may require any securities sold therein to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

                      3.7 If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities,
(ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Subscriber's subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

           IV.        REGISTRATION RIGHTS

                      4.1 Demand Registration. If at any time after three (3) months following the last closing of the Private Placement, but not more than five (5) years from the Termination Date, the Company shall receive a written request therefor (the "Demand Notice") from holders (the "Requesting Holders") of at least thirty percent (30%) of the shares of Common Stock sold in the Private Placement or issuable or issued upon the exercise of the Warrants ("Registrable Securities"), the Company shall prepare and file with the SEC a registration statement under the Act covering the "Registrable Securities" which are the subject of such request and shall use its best efforts to cause such registration statement to become effective. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of registrable Securities that such registration is to be effected. The Company shall include in such registration statement such Registrable Securities for which it has received written requests to register by such other record holders within thirty (30) days after the delivery of the Company's written notice to such other record holders.

                      In the event that at the time of the Demand Notice the Company is in the process of preparing a registration statement under the Act relating to an underwritten public offering, then no holder of securities of the Company, including Requesting Holders, may include securities in such registration if in the good faith judgment of the managing underwriter of such public offering the inclusion of such securities would interfere with the successful marketing of the securities being underwritten. Shares to be excluded from an underwritten public offering shall be selected in a manner provided in
Section 4.2 below. To the extent only a portion of the Registrable Securities held by a Requesting Holder is included in the underwritten public offering, a registration statement covering those Registrable Securities which are excluded from the underwritten public offering will be filed within 180 days of the consummation of the underwritten public offering.

                      The obligation of the Company under this Section 4.1 shall be limited to one registration statement. The Company shall pay the expenses described in Section 4.4 for the registration statement filed pursuant to this
Section 4.1, except for underwriting discounts and commissions and legal fees of the Requesting Holders, which shall be borne by the Requesting Holders.

                      4.2 "Piggyback" Registration Rights. From and after the last closing of the Private Placement, and until such time as the Registrable Securities are freely salable (without restriction) under Rule 144 promulgated under the Act, if the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to all record holders of the Registrable Securities. Upon the written request from the Requesting Holders, (as defined in Section 4.1) within twenty (20) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such Registrable Securities to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be so registered; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 4.2 shall be underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section 4.2 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that the Registrable Securities requested for inclusion pursuant to this Section 4.2 together with any other shares which have similar piggyback registration rights (such shares and the Registrable Securities being collectively referred to as the "Requested Stock") would, in the good faith judgment of the managing underwriter of such public offering, reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the holders thereof requesting such registration or excluded in their entirety if so required by the underwriter. To the extent only a portion of the Requested Stock is included in the underwritten public offering, those shares of Requested Stock which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 180 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. A registration statement covering those shares of Requested Stock excluded from the underwritten offering will be filed within 180 days of the consummation of the underwritten public offering.

                      The obligation of the Company under this Section 4.2 shall be unlimited to the number of registration statements.

                      4.3 Registration Procedures. If and whenever the Company is required by the provisions of Section 4.1 or 4.2 to effect the registration of Registrable Securities under the Act, the Company will:

                          (a) prepare and file with the SEC a registration
statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective until the Registrable Securities are freely salable without the volume limitations of Rule 144;

                          (b) prepare and file with the SEC such amendments to
such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective until the Registrable Securities are freely salable without the volume limitations of Rule 144;

                          (c) furnish to the security holders participating in
such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                          (d) use its best efforts to register or qualify the
securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                          (e) notify the security holders participating in such
registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                          (f) notify such holders promptly of any request by the
SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

                          (g) prepare and file with the SEC, promptly upon the
request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of Common Stock by such holder;

                          (h) prepare and promptly file with the SEC and
promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

                          (i) advise such holders, promptly after it shall
receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                      4.4 Expenses.

                          (a) With respect to each registration requested
pursuant to Section 4.1 hereof, and with respect to each inclusion of Registrable Securities in a registration statement pursuant to Section 4.2 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, provided, however, that any security holders participating in such registration shall bear their pro rata share of the underwriting discount and commissions and transfer taxes.

                          (b) The fees, costs and expenses of registration to be
borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in 4.4(a) above). Fees and disbursements of counsel and accountants for the selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.

                      4.5 Indemnification.

                          (a) The Company will indemnify and hold harmless each
holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Sections 4.1 or 4.2 hereof, its directors and officers, and any underwriter (as defined in the Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

                          (b) Each holder of Registrable Securities included in
a registration pursuant to the provisions of Sections 4.1 or 4.2 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof.

                          (c) Promptly after receipt by an indemnified party
pursuant to the provisions of paragraph (a) or (b) of this Section 4.5 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
(a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnified party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

           V.         MISCELLANEOUS

                      5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, 900 North Franklin, Suite 401, Chicago, Illinois 60610 , Attention: Paul
F. Lavallee and Joyce Wallach and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

                      5.2 This Subscription Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

                      5.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

                      5.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in New York City and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

                      5.5 This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers and to not accept the subscription hereunder.

                      5.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

                      5.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

                      5.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

                      5.9 The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law, provided, that the Company may use information relating to the Subscriber in any registration statement under the Act with respect to the Registrable Securities.

           VI.        CONFIDENTIAL INVESTOR QUESTIONNAIRE

                      6.1 The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he or she has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category  A ____      The undersigned is an individual (not a
                      partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

                             EXPLANATION. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ____       The undersigned is an individual (not a partnership,
                      corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and loses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ____       The undersigned is a director or executive officer
                      of the Company which is issuing and selling the Units.

Category D ____       The undersigned is a bank; a savings and loan association;
                      insurance company; registered investment company;
                      registered business development company; licensed small business investment company ("SBIC"); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

                             -----------------------------------------------

                             -----------------------------------------------
                                           (describe entity)

Category E ____       The undersigned is a private business development
                      company as defined in Section 202(a)(22) of the Investment
                      Advisors Act of 1940.

                             -----------------------------------------------

                             -----------------------------------------------
                                            (describe entity)

Category F ____       The undersigned is either a corporation, partnership,
                      Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal
                      Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000.

                             -----------------------------------------------

                             -----------------------------------------------
                                             (describe entity)

Category G ____       The undersigned is a trust with total assets in excess of
                      $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a "sophisticated person" as defined in Regulation
                      506(b)(2)(ii).

Category H ____       The undersigned is an entity (other than a trust) all the
                      equity owners of which are "accredited investors" within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

                             -----------------------------------------------

                             -----------------------------------------------
                                             (describe entity)

Category I ____       The undersigned is not within any of the categories above
                      and is therefor not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

           6.2        SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the Company by which you are employed and its principal business:
        ----------------------------------------------------------------------

        ----------------------------------------------------------------------

        ----------------------------------------------------------------------

        ----------------------------------------------------------------------


(b) For an individual Subscriber, please describe any college or graduate degrees held by you:
        ----------------------------------------------------------------------

        ----------------------------------------------------------------------

        ----------------------------------------------------------------------


(c) For an individual Subscriber, do you expect your current level of income to significantly decrease in the foreseeable future:

                                    YES ____       NO ____

(d)     For all Subscribers, please check types of prior investments:

        U.S. Government Securities ______     Private Placements _____
        Publicly Traded Corporate             Mutual Funds _____
            Securities _____                  Other (describe)

        _________________________________

        Real Estate Investments _____

        _________________________________


(e) For all Subscribers, please state whether you have participated in other private placements before:

                                    YES ____       NO ____

(f) For all Subscribers, please indicate frequency of such prior participation in private placements:

                                    Public               Private
                                   Companies            Companies
                                   ---------            ---------
          Frequently              __________           __________
          Occasionally            __________           __________
          Never                   __________           __________

(g) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

                                    YES ____       NO ____

(h) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

                                    YES ____       NO ____

(i) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

                                    YES ____       NO ____

                    6.3      Manner In Which Title to be Held. (circle one)

                             (a)  Individual Ownership
                             (b)  Community Property
                             (c)  Joint Tenant with Right of
                                  Survivorship (both parties
                                  must sign)
                             (d)  Partnership*
                             (e)  Tenants in Common
                             (f)  Company*
                             (g)  Trust*
                             (h)  Other

(i) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:


------------------------
           * IF UNITS ARE BEING SUBSCRIBED FOR BY AN ENTITY, THE ATTACHED CERTIFICATE OF SIGNATORY MUST ALSO BE COMPLETED.

                                    YES ____       NO ____

                    6.4   NASD Affiliation:


        Are you associated(1) with an NASD member firm(2) (please check one):

                                    YES ____       NO ____

If Yes, please describe:

                    ______________________________________________________

                    ______________________________________________________

                    ______________________________________________________


(1) The NASD defines a "person associated with a member" or "associated person of a member" as being every sole proprietor, general or limited partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD. Thus, "person associated with a member" or "associated person of a member" includes a sole proprietor, general or limited partner, officer, director or branch manager of an organization of any kind (whether a corporation, partnership or other business entity) which itself is either a "member" or a "Person associated with a member" or "associated person of a member." In addition, an organization of any kind is a "person associated with a member" or "associated person of a member" if its sole proprietor or any one of its general or limited partners, officers, directors or branch managers is a "member," "person associated with a member" or "associated person of a member."

(2) The NASD defines a "member" as being any individual, partnership, corporation or other legal entity that is a broker or dealer admitted to membership in the NASD.

           *IF SUBSCRIBER IS A REGISTERED REPRESENTATIVE WITH AN NASD MEMBER FIRM, HAVE THE FOLLOWING ACKNOWLEDGMENT SIGNED BY THE APPROPRIATE PARTY:

           The undersigned NASD member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice or any successor rules or regulations.


_________________________
Name of NASD Member Firm

By:  ____________________
      Authorized Officer

Date:  ___________________


           6.5 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Section 6 and such answers have been provided under the assumption that the Company will rely on them.

                       INDIVIDUAL INVESTOR SIGNATURE PAGE

           IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

NUMBER OF UNITS     _____ X $__________ = $__________


____________________________________
Signature                                   Signature (if purchasing jointly)

____________________________________
Name Typed or Printed                       Name Typed or Printed

____________________________________
Address                                     Address

____________________________________
City, State and Zip Code                    City, State and Zip Code

____________________________________
Telephone - Business                        Telephone - Business

____________________________________
Telephone - Residence                       Telephone - Residence

____________________________________
Facsimile - Business                        Facsimile - Business

____________________________________
Facsimile - Residence                       Facsimile - Residence

____________________________________
Tax ID# or Social Security #                Tax ID# or Social Security #


Name in which securities should be issued:


____________________________________

Dated:  _____________ ____, 1998


        This Subscription Agreement is agreed to and accepted as of _________________, 1998.

                                            ACCUMED INTERNATIONAL, INC.

                                            ___________________________________
                                            Name:
                                            Title:

                      INSTITUTIONAL INVESTOR SIGNATURE PAGE

               IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

NUMBER OF UNITS     _____ X $__________ = $__________

____________________________________
Name of Institution                         Number of Partners (If Applicable)

____________________________________
Address                                     Number of Shareholders
                                            (If Applicable)

____________________________________
City, State and Zip Code                    State of Formation

____________________________________
Telephone                                   Date of Formation

____________________________________
Facsimile                                   Tax ID# or Social Security #
                                            of Institution

____________________________________
Signature

____________________________________
Name (Typed or Printed) of Individual
  Signing on Behalf of Institution

____________________________________
Position or Title

Name in which securities should be issued:

____________________________________

Dated:  __________________, 1998

        This Subscription Agreement is agreed to and accepted as of _________________, 1998.

                                            ACCUMED INTERNATIONAL, INC.

                                            ___________________________________
                                            Name:
                                            Title:

                            CERTIFICATE OF SIGNATORY

                          (To be completed if Units are
                       being subscribed for by an entity)

               I, ____________________________, am the_________________________

of ______________________________________ (the "Entity").

               I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Units, and the Shares and Warrants underlying the Units and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

               IN WITNESS WHEREOF, I have set my hand this _____ day of ________________, 1998.


                                            __________________________________
                                                       (Signature)



                                       24